Fair Value Measurements - Amortized Cost and Fair Value by Maturity (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Fair Value Disclosures [Abstract]
Amortized cost, due within one year	$ 265,216
Amortized cost, due between one and three years	265,968
Total available-for-sale investments	531,184
Fair value, due within one year	264,931
Fair value, due between one and three years	264,766
Total available-for-sale investments	$ 529,697